UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

ONCOMED PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35993	38-3572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 995-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

OncoMed Pharmaceuticals, Inc. (the “Company” or “OncoMed”) held its special meeting of stockholders (the “Special Meeting”) on April 17, 2019. As of March 19, 2019, the Company’s record date for the Special Meeting, there were a total of 38,690,089 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 25,235,798 shares of Common Stock were present or represented by proxy, which constituted a quorum. A summary of the final voting results is set forth below.

Proposal 1: To approve and adopt the Agreement and Plan of Merger and Reorganization, dated as of December 5, 2018 (the “Merger Agreement”), by and among OncoMed, Mereo BioPharma Group plc, a public limited company incorporated under the laws of England and Wales (“Mereo”), Mereo US Holdings Inc., a Delaware corporation and direct, wholly-owned subsidiary of Mereo, and Mereo MergerCo One Inc., a Delaware corporation and direct, wholly-owned subsidiary of HoldCo, pursuant to which Merger Sub will be merged with and into OncoMed (the “Merger”), and OncoMed will continue as the surviving corporation in the Merger and an indirect, wholly-owned subsidiary of Mereo (the “Merger Proposal”).

For	Against	Abstain
24,957,481	257,759	20,558

Proposal 2: To approve, on a non-binding, advisory basis, the compensation payments that will or may be paid by OncoMed or Mereo to OncoMed’s named executive officers and that are based on or otherwise related to the Merger and the agreements and understandings pursuant to which such compensation may be paid or become payable, referred to as the transaction-related named executive officer compensation.

For	Against	Abstain
20,869,698	4,272,824	93,276

Proposal 3: The proposal to approve the adjournment of the Special Meeting was not voted upon at the Special Meeting because such proposal was rendered moot due to the approval of the Merger Proposal.

Consummation of the transactions contemplated by the Merger Agreement are subject to the satisfaction of certain customary closing conditions, all as set forth in the Merger Agreement and discussed in detail in the definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2019 (the “Proxy Statement”), which is available on the SEC’s website at www.sec.gov. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Annex A to the Proxy Statement. Assuming the satisfaction of such closing conditions, OncoMed expects the closing to occur on or about April 23, 2019.

Item 8.01	Other Events

To the extent required, the information included in Item 5.07 of this Form 8-K is incorporated into this Item 8.01.

Additional Information and Where to Find It

In connection with the proposed merger, Mereo has filed with the SEC (1) a registration statement on Form F-4 containing the final proxy statement of OncoMed that also constitutes a prospectus of Mereo (the “Registration Statement”) and (2) other documents concerning the proposed merger. The Registration Statement was declared effective by the SEC on March 20, 2019 and the Proxy Statement was mailed or otherwise made available to OncoMed’ stockholders on March 20, 2019. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF MEREO AND ONCOMED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEREO, ONCOMED, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement, Proxy Statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. Mereo and OncoMed make available free of charge at https://www.mereobiopharma.com/investors-page/sec-filings/ and www.OncoMed.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the

SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Proxy Statement.

Forward-Looking Statements

To the extent that statements contained in this communication are not descriptions of historical facts regarding OncoMed, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, the potential for the proposed merger transaction to close. Such forward-looking statements involve substantial risks and uncertainties that could cause OncoMed’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical development process; failure or delays in research and development programs; unanticipated changes relating to competitive factors in OncoMed’s industry; the potential failure to satisfy other closing conditions to the proposed transaction; risks related to unanticipated costs, liabilities or delays of the transaction; and the outcome of any legal proceedings related to the merger. OncoMed undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to OncoMed’s business in general, see OncoMed’s Annual Report on Form 10-K filed with the SEC on March 7, 2019 and OncoMed’s other current and periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2019	ONCOMED PHARMACEUTICALS, INC.

	By:	/s/ Alicia J. Hager
Alicia J. Hager, J.D., Ph.D.
Senior Vice President and General Counsel